EXHIBIT INDEX

(d)(1) Investment Management Services Agreement, between Registrant on behalf of AXP Partners Fundamental Value Fund, AXP Partners Select Value Fund, AXP Partners Small Cap Core Fund, AXP Partners Small Cap Value Fund and AXP Partners Value Fund and American Express Financial Corporation dated Dec. 1, 2002.

(d)(2) Investment Management Services Agreement between Registrant on behalf of AXP Partners Aggressive Growth Fund, AXP Partners Growth Fund, and AXP Partners U.S. Core Fund and American Express Financial Corporation dated Jan. 9, 2003.

(d)(10) Form of Subadvisory Agreement between American Express Financial Corporation and Turner Investments Partners, Inc.

(d)(11) Form of Subadvisory Agreement between American Express Financial Corporation and American Century Investment Management, Inc.

(d)(12) Form of Subadvisory Agreement between American Express Financial Corporation and Goldman Sachs.

(d)(13) Form of Subadvisory Agreement between American Express Financial Corporation and Eagle Assets.

(d)(14) Form of Subadvisory Agreement between American Express Financial Corporation and PRIMECAP.

(e)(3) Distribution Agreement between Registrant on behalf of AXP Partners Aggressive Growth Fund, AXP Partners Growth Fund, and AXP Partners U.S. Core Fund and American Express Financial Advisors Inc. dated Jan. 9, 2003.

(g)(3) Custodian Agreement between Registrant on behalf of AXP Partners Aggressive Growth Fund, AXP Partners Growth Fund, and AXP Partners U.S. Core Fund and American Express Trust Company.

(h)(4) Administrative Services Agreement between Registrant on behalf of AXP Partners Aggressive Growth Fund, AXP Partners Growth Fund, and AXP Partners U.S. Core Fund and American Express Financial Corporation dated Jan 9, 2003.

(h)(8) Class Y Shareholder Services Agreement between Registrant on behalf of AXP Partners Aggressive Growth Fund, AXP Partners Growth Fund, and AXP Partners U.S. Core Fund and American Express Financial Advisors Inc. dated Jan. 9, 2003.

(h)(11) Transfer Agency Agreement between Registrant on behalf of AXP Partners Aggressive Growth Fund, AXP Partners Growth Fund, and AXP Partners U.S. Core Fund and American Express Client Service Corporation, dated Jan. 9, 2003.

(i) Opinion and consent of counsel as to the legality of the securities being registered.

(m)(5) Plan and Agreement of Distribution between Registrant on behalf of AXP Partners Aggressive Growth Fund, AXP Partners Growth Fund, and AXP Partners U.S. Core Fund and American Express Financial Advisors Inc. dated Jan. 9, 2003.

(m)(6) Plan and Agreement of Distribution of Class C Shares between Registrant on behalf of AXP Partners Aggressive Growth Fund, AXP Partners Growth Fund, and AXP Partners U.S. Core Fund and American Express Financial Advisors Inc. dated Jan. 9, 2003.

(p)(10) Code of Ethics adopted under Rule 17j-1 by AXP Partners Aggressive Growth Fund and Turner Investments Partners, Inc.

(p)(11) Code of Ethics adopted under Rule 17j-1 by AXP Partners Aggressive Growth Fund and American Century Investment Management, Inc.

(p)(12) Code of Ethics adopted under Rule 17j-1 by AXP Partners Growth Fund and Goldman Sachs.

(p)(13) Code of Ethics adopted under Rule 17j-1 by AXP Partners Growth Fund and Eagle Assets.

(p)(14) Code of Ethics adopted under Rule 17j-1 by AXP Partners U.S. Core Fund and PRIMECAP.

(q)(1) Directors' Power of Attorney to sign amendments to this Registration Statement, dated Jan. 8, 2003.